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                                                                   Exhibit 10.15

                    AMENDMENT NO. 1 TO AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                    ---------------------------------------


          AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("Amendment"), dated as of the 29th day of February, 1996, between HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower") and DLJ MORTGAGE CAPITAL, INC., a Delaware corporation (the "Lender").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to that certain Revolving Credit Agreement dated as of August 22, 1995, as amended and restated pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of December 29, 1995, each between the Borrower and the Lender (the "Original Agreement"), the Lender agreed to make to the Borrower revolving credit advances of up to $200,000,000 in aggregate principal amount outstanding at any one time, for the purposes and upon the terms and subject to the conditions set forth therein;

          WHEREAS, immediately prior to the date hereof no advances have been made under the Original Agreement;

          WHEREAS, the Borrower and the Lender have agreed to amend the maturity date and certain other terms and provisions of the Original Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the aforementioned recitals are true and correct and hereby incorporated herein and hereby further agree, for themselves, their successors and assigns, as follows:

     1. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Original Agreement.

     2. The Borrower acknowledges, covenants, warrants, represents and agrees that:

          2.1 no Material Adverse Change or Material Adverse Effect has occurred since December 29, 1995;
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          2.2  there are no judgments against the Borrower or any of its
Subsidiaries in any courts of the United States and there is no litigation, active, pending or threatened, against the Borrower or any of its Subsidiaries which might adversely affect the Borrower's or any of its Subsidiaries' ability to pay when due any amounts which may become payable in respect of the Loans;

          2.3 no default, nor event which with notice and/or passage of time would constitute a default, has occurred and is continuing under the Loan Documents;

          2.4 there are no offsets, defenses or counterclaims to the Borrower's obligations under the Loans and the Loan Documents; and

          2.5 the Borrower has not entered into any agreements with creditors or third parties that expressly or otherwise prohibit the Borrower from entering into any extension or modification of the Loans or any Loan Document in connection therewith, except as may be provided in any Assignment Agreements.


     3. The Borrower and the Lender hereby agree that the Original Agreement shall and is hereby deemed to be amended as follows:

          3.1 The following defined terms set forth in Section 1.1 of the Original Agreement shall be deemed deleted therefrom and all references to such terms as they appear in the Original Agreement shall be deemed deleted:

               Conversion Date
               Final Borrowing Date
               Treasury Rate
               Treasury Constant Maturity Yield Index
               Yield Maintenance Amount
               Yield Maintenance Premium

          3.2 The definition of Final Maturity Date set forth in Section 1.1 of the Original Agreement shall be deemed deleted and the following shall be deemed substituted therefor:

          ""Final Maturity Date" means December 31, 1998".
            -------------------

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          3.3  In the definition of Hotel Facility set forth in Section 1.1 of the Original Agreement, the words ", subject to the provisions of Section 3.2 hereof," shall be deemed inserted between the words "mean" and "each" in the first line thereof.

          3.4  Paragraph (d) of the definition of Interest Period set forth in
Section 1.1 of the Original Agreement shall be deemed deleted in its entirety.

          3.5 Paragraph (i) in the definition of Loan to Value Requirement set forth in Section 1.1 of the Original Agreement shall be deemed deleted in its entirety and the following shall be deemed substituted therefor: "(i) fifty percent (50%) of the aggregate of the Fair Market Values for all of the Mortgaged Properties, and".

          3.6 The following shall be deemed inserted in Section 1.1 of the Original Agreement between the definitions of Responsible Officer and Secured Indebtedness set forth therein:

          ""Second Facility" means the proposed revolving credit facility in a
            ---------------
          maximum principal amount of up to approximately $250,000,000, to be entered into by and between the Borrower and the Lender."

          3.7 In Section 2.1 of the Original Agreement, the words "the Final Borrowing Date, and to maintain the Loans outstanding to the Borrower on the Final Borrowing Date from such date until" in the sixth through eighth lines thereof, shall be deemed deleted.

          3.8 The words "Final Borrowing Date" in the fifteenth and seventeenth lines of Section 2.1 of the Original Agreement shall be deemed deleted and the words "Final Maturity Date" shall be deemed substituted in each place therefor.

          3.9 Paragraph (b) of Section 2.5 of the Original Agreement and Paragraph (a) of Section 2.6 of the Original Agreement shall each be deemed deleted in its entirety.

          3.10 In Paragraph (b) of Section 2.6 of the Original Agreement:

               (a) the words commencing with "(i) during the period (y) from the
Closing Date...." in the seventh line thereof through and including "....respect to such prepayment" in the fourteenth line thereof shall be deemed deleted in their entirety and the words "without premium or penalty" shall be deemed substituted therefor; and

               (b) the second complete sentence thereof beginning "The Lender shall deliver notice..." shall be deemed deleted in its entirety.

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          3.11 In Paragraph (d) of Section 2.6 of the Original Agreement, the
words "and any Yield Maintenance Amount due pursuant to Section 2.5(b) above" shall be deemed deleted in their entirety.

          3.12 In Section 2.7 of the Original Agreement:

               (a)   the words ": Conversion of Loans on the Conversion Date"
                                --------------------------------------------
shall be deemed deleted from the heading thereof;

               (b) the words "(a) Prior to the Conversion Date," shall be deemed deleted from Paragraph (a) thereof; and

               (c) Paragraph (b) thereof shall be deemed deleted in its entirety.

          3.13 In Section 2.8 of the Original Agreement:

               (a) the words "Prior to the Conversion Date" shall be deemed deleted in Paragraph (a) thereof;

               (b)   the words "Conversion Date" in the fifth line of Paragraph
(a) thereof shall be deemed deleted and the words "Final Maturity Date" shall be deemed substituted therefor; and

               (c) Paragraph (b) thereof shall be deemed deleted in its entirety.

          3.14 The second complete sentence of Paragraph (a) of Section 2.9 of the Original Agreement shall be deemed deleted in its entirety.

          3.15 The following shall be deemed inserted after the first complete sentence of Section 3.2 of the Original Agreement:

               "The parties acknowledge and agree that certain of the Hotel Properties which are not Mortgaged Properties pursuant to this Agreement may be granted as collateral security for the Second Facility and that to the extent mortgage documents are executed and delivered (and whether or not the same are recorded) in respect of any Hotel Facility as security for the Second Facility, such Hotel Facility shall be deemed to no longer be a Hotel Facility for the purposes of this Agreement, to the intent that no Hotel Facility shall be granted as collateral for both the purposes of loans obtained pursuant to this Agreement and the Second Facility."

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          3.16 Paragraph (r) of Section 4.1 of the Original Agreement shall be deemed deleted in its entirety.

          3.17 The following shall be deemed added before the word "and" at the end of subparagraph (E) of Section 4.2(d)(iv) of the Original Agreement:
"provided that, notwithstanding the foregoing, a subordination, non-disturbance and attornment agreement in the form attached as Exhibit K hereto and made a
                                                 ---------
part hereof, duly executed and acknowledged by the Borrower and the Operating Lessee shall be required in respect of each such Selected Property."


          3.18 The following new section shall be seemed added after Section
7.22 of the Original Agreement:

     "7.23  Amendment to Management Agreement.  The Borrower shall use all
            ---------------------------------
     reasonable efforts to procure the following within three months of the date hereof: (i) an amendment to the definition of "Qualified Loan" in the Management Agreement and to any other applicable provisions of the Management Agreement including, without limitation, Section 6.09 thereof, to the effect that all and any Loans made pursuant to this Agreement, whether before or after the date of such amendment, shall comply with the requirements of such definition and that in the context of cross collateralization of the Hotel Facilities, the test for Qualified Loans shall be applied on a consolidated basis for all such Hotel Facilities to be mortgaged as collateral for the Loans hereunder, and (ii) a written and binding agreement from the Management Company that, notwithstanding any provision to the contrary set forth in any Assignment Agreement, if this Agreement shall be amended, modified or supplemented without the prior written consent of the Management Company, provided that all Loans made by the Lender hereunder comply with the requirements for Qualified Loans, as the same are set forth in the Management Agreement and may be amended pursuant to subparagraph (i) above, such amendment, modification or supplement shall not disqualify the Loans from being Qualified Loans and Lender shall remain entitled to the benefits of the provisions of any existing Assignment Agreements and to the provisions of the Management Agreement intended for the benefit of a Qualified Lender as such term is defined in the Management Agreement."

          3.19 The words "and Section 8.2(vi)" shall be deemed added at the end of Paragraph (n) of Section 8.1 of the Original Agreement.

                                       5
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          3.20 The following subparagraph shall be deemed added at the end of
Paragraph (a) of Section 8.2 of the Original Agreement:

               "(vi) Indebtedness of the Borrower or any of its Subsidiaries arising pursuant to the Second Facility."

          3.21 In Paragraph (d) of Section 8.5 of the Original Agreement:

               (a) the words commencing with ": (i) during the period..." in the fourth and fifth lines thereof through and including "...Maturity Date" in the ninth line thereof shall be deemed deleted in their entirety; and

               (b) the words "and, after the Conversion Date, a sum equal to the Yield Maintenance Amount" at the end thereof shall be deemed deleted in their entirety.

          3.22 The words commencing with "together with..." through and including "...the Note" in the ninth through eleventh lines of Section 9.2 of the Original Agreement shall be deemed deleted in their entirety.

          3.23 Sections 10.16, 10.17 and 10.18 of the Original Agreement shall be deemed deleted in their entirety.

          3.24 Exhibit K to the Original Agreement shall be deemed deleted in its entirety and there shall be deemed substituted therefor an Exhibit in the form of Exhibit K attached hereto and made a part hereof.

     4. The Borrower and the Lender hereby acknowledge that immediately following the execution and delivery hereof, the Lender shall fund the initial Loan under the Original Agreement as amended hereby (as amended, the "Credit
                                                                      ------
Agreement"). The Initial Selected Properties selected by the Lender pursuant to
---------
Section 3.2 of the Credit Agreement include the Hotel Properties known as (i) Courtyard by Marriott, 8900 Bartram Avenue, Philadelphia, Pennsylvania 19153, and (ii) Courtyard by Marriott, 140 Route 17 South, Mahwah, New Jersey 07430 (said Hotel Properties, the "PA and NJ Properties"). The Borrower is unable to
                             --------------------
deliver on the Closing Date, Mortgage Documents in respect of the PA and NJ Properties and the Lender has agreed to fund the initial Loan notwithstanding such non-delivery but only upon the condition that such Mortgage Documents are duly executed and delivered to the Lender as soon as possible after the date hereof but in any event no later than March 8, 1995. Failure by the Borrower to deliver the Mortgage Documents in respect of the PA and NJ Properties on or before March 8, 1995 shall constitute an Event of Default under the Credit Agreement entitling the Lender to exercise all or any of its remedies under the Credit Agreement.

     5. Except as specifically amended herein, all of the terms, covenants, conditions and

                                       6
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stipulations contained in the Original Agreement and all of the other Loan
Documents are hereby ratified and confirmed in all respects and shall continue to apply with full force and effect;

     6. Neither this Amendment nor any other Loan Document nor any provision hereof or thereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     7. This Amendment may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument. The failure of any party listed below to execute, acknowledge or join in this Amendment, or any counterpart hereof, shall not relieve the other signatories from the obligations hereunder.

     8. This Amendment is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

     9. The Borrower agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Amendment. In furtherance of such agreement, the Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Borrower by registered or certified mail to, or by personal service at, the last known address of the Borrower, whether such address be within or without the jurisdiction of any such court. The Borrower hereby agrees that the venue of any litigation arising in connection with the indebtedness, or in respect of any of the obligations of the Borrower under this Amendment, shall, to the extent permitted by law, be in New York County.

    10. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

    11. Nothing in this Amendment or any other Loan Document is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

    12. If any term, covenant, provision or condition of this Amendment or any of the other Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant, provision or condition.

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    13.  The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Amendment and every other Loan Document heretofore, now or hereafter executed and/or delivered in connection therewith, the Loans and all other obligations of the Borrower related thereto or in any way related to this transaction or otherwise with respect to the Mortgaged Properties.

    14.  THE DECLARATION OF TRUST OF THE BORROWER, DATED MAY 12, 1995, A COPY
OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO ("THE DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE BORROWER. ALL PERSONS DEALING WITH THE BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                    HOSPITALITY PROPERTIES TRUST



                                    By:  /s/ John G. Murray
                                         -----------------------
                                         Name: John G. Murray
                                         Title: Treasurer



                                    DLJ MORTGAGE CAPITAL, INC.



                                    By:  /s/ Charles L. Garrett
                                         -----------------------
                                         Name: Charles L. Garrett
                                         Title: Vice President

                                       9
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                                   Exhibit K
                                   ---------

                             Form of Subordination,
                    Non-Disturbance and Attornment Agreement

                                 (See Attached)

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